Exhibit 99.1

Updated Recast 2019 and First Quarter 2020 Quarterly Revenue Categories

Three Months Ended March 31, 2019

	International Telecom	US Telecom	Renewable Energy	Corporate and Other	Consolidated
Revenues
Communications Services	$79,121	$21,493	$-	$-	$100,614
Other	1,196	-	1,490	-	2,686
Total	$80,317	$21,493	$1,490	$-	$103,300

Communications Services
Mobility	$20,395	$2,694	$-	$-	$23,089
Fixed	56,126	1,959	-	-	58,085
Carrier Services	2,261	16,840	-	-	19,101
Other	339	-	-	-	339

Total	$79,121	$21,493	$-	$-	$100,614

Other
Construction	-	-	-	-	-
Renewable Energy	-	-	1,490	-	1,490
Managed Services	1,196	-	-	-	1,196
Management Fees	-	-	-	-	-
Other	-	-	-	-	-
Other	$1,196	$-	$1,490	$-	$2,686

Three Months Ended June 30, 2019

	International Telecom	US Telecom	Renewable Energy	Corporate and Other	Consolidated
Revenues
Communications Services	$78,605	$26,414	$-	$-	$105,019
Other	1,254	-	1,448	-	2,702
Total	$79,859	$26,414	$1,448	$-	$107,721

Communications Services
Mobility	$21,007	$2,800	$-	$-	$23,807
Fixed	54,954	3,622	-	-	58,576
Carrier Services	2,306	19,992	-	-	22,298
Other	338	-	-	-	338

Total	$78,605	$26,414	$-	$-	$105,019

Other
Construction	-	-	-	-	-
Renewable Energy	-	-	1,448	-	1,448
Managed Services	1,254	-	-	-	1,254
Management Fees	-	-	-	-	-
Other	-	-	-	-	-
Other	$1,254	$-	$1,448	$-	$2,702

Three Months Ended September 30, 2019

	International Telecom	US Telecom	Renewable Energy	Corporate and Other	Consolidated
Revenues
Communications Services	$79,947	$32,893	$-	$-	$112,840
Other	1,338	-	1,438	-	2,776
Total	$81,285	$32,893	$1,438	$-	$115,616

Communications Services
Mobility	$21,364	$2,601	$-	$-	$23,965
Fixed	55,845	4,304	-	-	60,149
Carrier Services	2,403	25,988	-	-	28,391
Other	335	-	-	-	335

Total	$79,947	$32,893	$-	$-	$112,840

Other
Construction	-	-	-	-	-
Renewable Energy	-	-	1,438	-	1,438
Managed Services	1,338	-	-	-	1,338
Management Fees	-	-	-	-	-
Other	-	-	-	-	-
Other	$1,338	$-	$1,438	$-	$2,776

Three Months Ended December 31, 2019

	International Telecom	US Telecom	Renewable Energy	Corporate and Other	Consolidated
Revenues
Communications Services	$81,787	$27,849	$-	$-	$109,636
Other	1,292	-	1,158	-	2,450
Total	$83,079	$27,849	$1,158	$-	$112,086

Communications Services
Mobility	$21,794	$2,437	$-	$-	$24,231
Fixed	57,609	4,326	-	-	61,935
Carrier Services	2,100	21,086	-	-	23,186
Other	284	-	-	-	284

Total	$81,787	$27,849	$-	$-	$109,636

Other
Construction	-	-	-	-	-
Renewable Energy	-	-	1,158	-	1,158
Managed Services	1,292	-	-	-	1,292
Management Fees	-	-	-	-	-
Other	-	-	-	-	-
Other	$1,292	$-	$1,158	$-	$2,450

Three Months Ended March 31, 2020

	International Telecom	US Telecom	Renewable Energy	Corporate and Other	Consolidated
Revenues
Communications Services	$80,605	$27,299	$-	$-	$107,904
Other	1,679	-	1,322	-	3,001
Total	$82,284	$27,299	$1,322	$-	$110,905

Communications Services
Mobility	$20,230	$2,403	$-	$-	$22,633
Fixed	57,741	4,825	-	-	62,566
Carrier Services	2,298	20,071	-	-	22,369
Other	336	-	-	-	336

Total	$80,605	$27,299	$-	$-	$107,904

Other
Construction	-	-	-	-	-
Renewable Energy	-	-	1,322	-	1,322
Managed Services	1,679	-	-	-	1,679
Management Fees	-	-	-	-	-
Other	-	-	-	-	-
Other	$1,679	$-	$1,322	$-	$3,001